    As filed with the Securities and Exchange Commission on June 17, 1997.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                          JUNE 16, 1997 (MAY 10, 1997)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                   0-19312            22-2822175
(State of other jurisdiction        (Commission        (IRS Employer
       of incorporation)            File Number)     Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                                 -------------

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


Item 5.      Other Events............................................. 3

Item 7.      Financial Statements and Exhibits........................ 3

Signature    ......................................................... 4

          ITEM 5.   OTHER EVENTS.

          On May 5, 1997, Medarex, Inc., a New Jersey corporation ("Medarex"), Medarex Acquisition Corp., a California corporation and wholly-owned subsidiary of Medarex ("Merger Sub"), and GenPharm International, Inc. ("GenPharm"), a California corporation, entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which (i) Merger Sub will be merged with and into GenPharm (the "Merger") and GenPharm will become a wholly-owned subsidiary of Medarex, and (ii) the holders of the outstanding shares of GenPharm capital stock will be entitled to receive up to $65 million in shares of Medarex common stock, par value $.01 per share (the "Medarex Common Stock"). Subsequent to the execution and delivery of the Merger Agreement, the parties entered into an Amended and Restated Agreement and Plan of Reorganization dated as of May 5, 1997 which sets forth certain non-material amendments to the Merger Agreement. A copy of such Amended and Restated Plan of Reorganization is filed herewith as Exhibit 2.1. The purpose of this Form 8-K is to file the Amended and Restated Plan of Reorganization with the Commission.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's projections, estimates, expectations or beliefs concerning among other things, financial items that relate to management's future plans or objectives or to Medarex's future economic and financial performance. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the completion of the acquisition, difficulties that may be encountered in integrating the businesses and technologies of Medarex and GenPharm following the Merger and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number                          Description of Exhibit
-------                         ----------------------

2.1 Amended and Restated Agreement and Plan of Reorganization among Medarex, Inc., Medarex Acquisition Corp. and GenPharm International, Inc. dated as of May 5, 1997, together with the exhibits thereto.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDAREX, INC.
                                      Registrant


Date:   June 16, 1997                   By:/s/Michael A. Appelbaum
                                        --------------------------------------
                                         Michael A. Appelbaum
                                         Senior Vice President - Finance
                                         and Administration, Secretary,
                                         Treasurer and Chief Financial
                                         Officer

                                 EXHIBIT INDEX
                                 -------------


 Exhibit                                                       Page
 Number                       Description                     Number
 -------                      -----------                     ------

   2.1 Amended and Restated Agreement and Plan of Reorganization among Medarex, Inc., Medarex Acquisition Corp. and GenPharm International, Inc. dated as of May 5, 1997, together with the exhibits thereto.